Exhibit 99.2

    [LOGO OMITTED] CAPITAL ASSURANCE
                                                   1221 Avenue of the Americas
                                                   New York, New York 10020
                                                   Telephone: (212) 478-3400
                                                   Facsimile: (212) 478-3597

    FINANCIAL GUARANTY
    INSURANCE POLICY

  Insured                                                                  Policy No: CA03420A
  Obligations: CWHEQ Home Equity Loan Trust,
               Series 2006-S7                                              Effective Date: November 30, 2006
               Home Equity Loan Asset Backed Certificates,
               Series 2006-S7 Class A-1, Class A-2, Class A-3,
               Class A-4, Class A-5 and Class A-6 Certificates

      XL Capital Assurance Inc. (XLCA), a New York stock insurance company, in consideration of the payment of the premium, hereby unconditionally and irrevocably guarantees to the Trustee for the benefit of the Owners of the Insured Obligations, the full and complete payment of the Scheduled Payments in respect of the Insured Obligations, subject only to the terms of this Policy (which includes the Endorsement attached hereto).

      XLCA will pay the Insured Amount to the Trustee upon the presentation of a Payment Notice to XLCA (which Payment Notice shall include an irrevocable assignment to XLCA of all rights and claims in respect of the relevant Insured Obligation, as specified in the Payment Notice, free of any adverse claim), on the later of (a) one (1) Business Day following receipt by XLCA of a Payment Notice or (b) the Business Day on which Scheduled Payments are due for payment. XLCA shall be subrogated to the Owners' rights to payment on the Insured Obligations to the extent of any payment by XLCA hereunder. The obligations of XLCA with respect to a Scheduled Payment will be discharged to the extent funds to pay such Scheduled Payment are deposited in the account specified in the Payment Notice, whether such funds are properly applied by the Trustee or claimed by an Owner.

      In addition, in the event that any Scheduled Payment which has become due for payment and which is made to an Owner by or on behalf of the Trustee is recovered or is recoverable from the Owner pursuant to a final order of a court of competent jurisdiction in an Insolvency Proceeding that such payment constitutes an Avoided Payment to such Owner within the meaning of any applicable bankruptcy law, XLCA unconditionally and irrevocably guarantees payment of the amount of such recovery if sufficient funds are not otherwise available (in accordance with Endorsement No. 1 hereto).

      This Policy sets forth in full the undertaking of XLCA and shall not be cancelled or revoked by XLCA for any reason, including failure to receive payment of any premium due hereunder, and may not be further endorsed or modified without the written consent of XLCA. The premium on this Policy is not refundable for any reason. This Policy does not insure against loss of any prepayment or other acceleration payment which at any time may become due in respect of any Insured Obligation, other than at the sole option of XLCA, nor against any risk other than Nonpayment and Avoided Payment, including any shortfalls, if any, attributable to the liability of the Obligor for taxes or withholding taxes if any, including interest and penalties in respect of such liability.

      THIS POLICY IS NOT COVERED BY THE PROPERTY/CASUALTY INSURANCE SECURITY FUND SPECIFIED IN ARTICLE 76 OF THE NEW YORK INSURANCE LAW.

      Any capitalized terms not defined herein shall have the meaning given such terms in the Endorsement attached hereto and forming a part hereof. In witness whereof, XLCA has caused this Policy to be executed as of the Effective Date.


      /s/ Linda Kobrin                     /s/ James W. Lundy, Jr.
      --------------------------           ---------------------------------
      Name:   Linda Kobrin                 Name:   James W. Lundy, Jr.
      Title:  Managing Director            Title:  Associate General Counsel

                Financial Guaranty Insurance Policy Endorsement
                       Effective Date: November 30, 2006

                        Attached to and forming part of
               Financial Guaranty Insurance Policy No. CA03420A

Obligor:                CWHEQ Home Equity Loan Trust, Series 2006-S7 (the "Trust"),  a common law trust created pursuant to that certain Pooling and Servicing  Agreement,  dated as of
                        November 1, 2006 (the "Pooling and Servicing  Agreement"),  by and among CWHEQ,
                        Inc.,  Countrywide  Home Loans,  Inc., Park Granada LLC, Park Monaco Inc., Park
                        Sienna LLC, Countrywide Home Loans Servicing LP and The Bank of New York

Insured Obligations:    Home Equity Loan Asset Backed Certificates, Series 2006-S7
                        U.S. $438,104,000 Class A-1
                        U.S. $102,297,000 Class A-2
                        U.S.$193,012,000 Class A-3
                        U.S. $ 74,011,000 Class A-4
                        U.S. $ 87,076,000 Class A-5
                        U.S. $100,000,000 Class A-6 (collectively, the
                        "Class A Certificates")

Beneficiary:            The Bank of New York, not in its individual capacity,  but solely as Trustee of the Trust, for the benefit of the Owners of the Insured Obligations

Capitalized terms used herein and not otherwise defined herein or in the Policy shall have the meanings assigned to them in the Pooling and Servicing Agreement.

            As used herein the term "Avoided Payment" means with respect to the Class A Certificates, any payment of principal or interest previously distributed to a holder of a Class A Certificate by or on behalf of the Trust that is voided as a result of any Insolvency Proceeding and which is returned by such holder of Class A Certificates as required by a final, non-appealable order of a court of competent jurisdiction.

            As used herein the term "Business Day" means any day other than
(i) a Saturday or a Sunday or (ii) a day on which either XLCA or banking institutions in the State of New York, or California or the city in which the Corporate Trust Office of the Trustee is located are authorized or obligated by law or executive order to be closed.

            As used herein the term "Class A Available Funds" means, with respect to any Distribution Date, funds allocated from amounts available pursuant to the Pooling and Servicing Agreement (including any funds in the Premium Account) to make distributions on the Class A Certificates on such Distribution Date, other than any Insured Payments.

            As used herein the term "Deficiency Amount" means, with respect to
(a) each Distribution Date prior to the Final Scheduled Distribution Date for the Class A Certificates, an amount equal to the sum of (i) the excess, if any, of (a) the aggregate amount of Current Interest on the Class A Certificates net of any interest shortfalls resulting from Prepayment Interest Shortfalls and any interest shortfalls resulting from the application of the Relief Act, or similar state or local laws, regulations or ordinances over (b) the Class A Available Funds for such Distribution Date allocable to pay such Current Interest pursuant to the Pooling and Servicing Agreement, and (ii) the excess, if any, of (A) the aggregate Certificate Principal Balance of the Class A Certificates over (B) the sum of the aggregate Stated Principal Balance of the Mortgage Loans and any amount on deposit in the Pre-Funding Account, in each case taking into account all distributions to be made on such Distribution Date;

            (b) the Final Scheduled Distribution Date for the Class A Certificates, an amount equal to the sum of (i) the excess, if any, of (a) the aggregate amount of Current Interest on the Class A Certificates net of any interest shortfalls resulting from Prepayment Interest Shortfalls and any interest shortfalls resulting from the application of the Relief Act, or similar state or local laws, regulations or ordinances over (b) the Class A Available Funds for such Distribution Date allocable to pay such Current Interest pursuant to the Pooling and Servicing Agreement and (ii) the aggregate Certificate Principal Balance of the Class A Certificates on the Final Scheduled Distribution Date (after taking into account all distributions of Class A Available Funds to be made to the Class A Certificates on such Distribution Date); and

            (c) any date on which the acceleration of the Class A Certificates has been directed or consented to by XLCA, the excess of (i) the amount required to pay the aggregate Certificate Principal Balance of the Class A Certificates in full, together with accrued and unpaid interest thereon through the date of payment of the Class A Certificates (net of any interest shortfalls resulting from Prepayment Interest Shortfalls and any interest shortfalls resulting from the application of the Relief Act, or similar state or local laws, regulations or ordinances) over (ii) the Class A Available Funds for that Distribution Date allocable to pay such principal and interest pursuant to the Pooling and Servicing Agreement.

      As used herein the term "Final Scheduled Distribution Date" means with respect to the Class A Certificates and this Policy, the Distribution Date occurring in the month following the month of the scheduled maturity date of the Mortgage Loan having the latest scheduled maturity date.

      As used herein the term "Insolvency Proceeding" means (i) the commencement, after the date hereof, of any bankruptcy, insolvency, readjustment of debt, reorganization, marshalling of assets and liabilities or similar proceedings by or against any Person, (ii) the commencement, after the date hereof, of any proceedings by or against any Person for the winding up or liquidation of its affairs, or (iii) the consent by any Person, after the date hereof, to the appointment of a trustee, conservator, receiver or liquidator in any bankruptcy, insolvency, readjustment of debt, reorganization, marshalling of assets and liabilities or similar proceedings of or relating to that Person.

      As used herein the term "Insured Amount" means on any Distribution Date, that portion of the Scheduled Payments that shall become due for payment but shall be unpaid by reason of Nonpayment on such Distribution Date (which shall be equal to the amount of the Deficiency Amount for such Distribution Date).

      As used herein the term "Insured Payments" means, (i) with respect to Distribution Date, the aggregate amount actually paid by XLCA to the Trustee in respect of Insured Amounts for a Distribution Date and (ii) amounts actually paid by XLCA in respect of Avoided Payments for any given Business Day.

      As used herein the term "Nonpayment" means, with respect to any Distribution Date, the failure of the Trustee to receive in full, in accordance with the terms of the Pooling and Servicing Agreement, funds (other than funds paid pursuant to this Policy) legally available to pay all or a portion of the Scheduled Payment that is due for payment with respect to such Distribution Date.

      As used herein the term "Owner" means the registered owner of any Insured Obligation as indicated in the registration books maintained by or on behalf of the Trustee for such purpose not including any such owner that is the Trustee, the Sponsor, the Sellers, the Depositor, the Master Servicer or any of their respective affiliates.

      As used herein, the term "Person" means an individual, a partnership, a limited liability company, a joint venture, a corporation, a trust, an unincorporated organization, and a government or any department or agency thereof.

      As used herein the term "Reimbursement Amount" means, with respect to any Distribution Date, (i) all Insured Payments paid by XLCA for which XLCA has not been reimbursed prior to such Distribution Date, plus (ii) interest accrued on such Insured Payments not previously repaid, calculated at the rate set forth in the Insurance and Indemnity Agreement, from the date the Insured Payments were made, plus (iii) any other amounts then due and owing to XLCA pursuant to the Insurance and Indemnity Agreement plus (ii) interest accrued on such amount not previously paid calculated at the rate set forth in the Insurance and Indemnity Agreement.

      As used herein the term "Scheduled Payment" means, with respect to any Distribution Date with respect to each Class of the Class A Certificates during the Term of the Policy, (i) the Current Interest due and payable in respect of such Class of Certificates on such Distribution Date and (ii) (A) for any Distribution Date earlier than the Final Scheduled Distribution Date, distributions allocated to reduce the Certificate Principal Balance of such Class of Certificates in an amount at least sufficient to ensure that no Applied Realized Loss Amount is allocated to such Class of Certificates on such Distribution Date and (B) for the Final Scheduled Distribution Date, without duplication of the amount specified in clause (ii)(A), the Certificate Principal Balance of such Class of Certificates outstanding on such Distribution Date, in each case, in accordance with the original terms of the Class A Certificates and the Pooling and Servicing Agreement when the Class A Certificates were issued and without regard to any subsequent amendment or modification of any Class A Certificates or the Pooling and Servicing Agreement that has not been consented to in writing by XLCA. Notwithstanding the foregoing, "Scheduled Payments" shall in no event include payments which become due on an accelerated basis as a result of any optional termination, in whole or in part, or any other cause, unless XLCA elects, in its sole discretion, to pay such amounts in whole or in part (in which event the Scheduled Payments shall include such accelerated payments as, when and to the extent so elected by XLCA). In the event that XLCA does not make such election, the "Scheduled Payments" shall include payments due in accordance with the original scheduled terms of the Class A

Certificates, without regard to any acceleration. In addition, the "Scheduled Payments" shall not include, nor shall coverage be provided under this Policy in respect of, (i) any amounts due in respect of the Class A Certificates attributable to any increase in interest rate, penalty or other sum payable by the Trust by reason of any default or event of default in respect of the Class A Certificates, or by reason of any deterioration of the creditworthiness of the Trust, (ii) any Net Rate Carryover, (iii) any shortfalls attributable to Prepayment Interest Shortfalls, (iv) any interest shortfalls resulting from the application of the Relief Act or similar state or local laws, regulations or ordinances or (v) any shortfalls attributable to the liability of the Trust, any REMIC, the Trustee or any holder of a Class A Certificate for taxes, withholding or other charge, imposed by any governmental authority due in connection with the payment of any Scheduled Payment to any holder or owner of a Class A Certificate.

      As used herein the term "Term of the Policy" means the period from and including the Closing Date to and including the first date on which (i) all Scheduled Payments have been paid that are required to be paid under the Pooling and Servicing Agreement; (ii) any period during which any Scheduled Payment could have been avoided in whole or in part as a preference payment under applicable bankruptcy, insolvency, receivership or similar law has expired, and (iii) if any proceedings requisite to avoidance as a preference payment have been commenced prior to the occurrence of (i) and (ii) above, a final and nonappealable order in resolution of each such proceeding has been entered; provided, further, that if the Holders of any Class A Certificates are required to return any Avoided Payment as a result of such Insolvency Proceeding, then the Term of the Policy shall terminate on the date on which XLCA has made all payments required to be made under the terms of the Policy in respect of all such Avoided Payments.

      To make a claim under the Policy, the Trustee shall deliver to XLCA a Payment Notice in the form of Exhibit A hereto (a "Payment Notice"), appropriately completed and executed by the Trustee. A Payment Notice under this Policy may be presented to XLCA by (i) delivery of the original Payment Notice to XLCA at its address set forth below, or (ii) facsimile transmission of the original Payment Notice to XLCA at its facsimile number set forth below. If presentation is made by facsimile transmission, the Trustee shall
(x) simultaneously confirm transmission by telephone to XLCA at its telephone number set forth below, and (y) as soon as reasonably practicable, deliver the original Payment Notice to XLCA at its address set forth below. Any Payment Notice received by XLCA after 10:00 a.m., New York City time, on a Business Day, or on any day that is not a Business Day, will be deemed to be received by XLCA at 9:00 a.m., New York City time, on the next succeeding Business Day.

      Following receipt by XLCA of a Payment Notice from the Trustee, XLCA shall unconditionally and irrevocably pay an amount payable hereunder in respect of an Insured Amount out of the funds of XLCA on the later to occur of
(a) 11:00 AM, New York City time, on the first Business Day following such receipt and (b) 11:00 AM, New York City time, on the Distribution Date to which the related Deficiency Amount relates. Payments due hereunder in respect of an Insured Amount will be disbursed by wire transfer of immediately available funds to the Class A Insurance Payments Account established pursuant to the Pooling and Servicing Agreement or, if no such Class A Insurance Payments Account has been established, to the Trustee.

      Subject to the foregoing, if the payment of any amount with respect to the Scheduled Payment is sought to be recovered (a "Preference Event") as a result of an Insolvency Proceeding and as a result of such Preference Event, an Owner is required to return such payment, or any portion of such voided payment, made in respect of an Insured Obligation (an "Avoided Payment"), XLCA will pay an amount equal to such Avoided Payment, following receipt by XLCA from the Trustee on behalf of such Owner of (x) a certified copy of a final order of a court exercising jurisdiction in such Insolvency Proceeding to the effect that the Owner or the Trustee on behalf of the Owner is required to return any such payment or portion thereof because such payment was a preference under applicable law, with respect to which order the appeal period has expired without an appeal having been filed (the "Final Order"), (y) an assignment, substantially in the form attached hereto as Exhibit B, properly completed and executed by such Owner irrevocably assigning to XLCA all rights and claims of such Owner relating to or arising under such Avoided Payment, and (z) a Payment Notice in the form of Exhibit A hereto appropriately completed and executed by the Trustee.

      XLCA shall make payments due in respect of Avoided Payments no later than 2:00 p.m. New York City time on the fourth Business Day following XLCA's receipt of the documents required under clauses (x) through (z) of the preceding paragraph. Any such documents received by XLCA after 10:00 a.m. New York City time on any Business Day or on any day that is not a Business Day shall be deemed to have been received by XLCA at 9:00 a.m., New York City time, on the next succeeding Business Day. All payments made by XLCA hereunder on account of any Avoided Payment shall be disbursed to the receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Final Order and not to the Trustee or any Owner directly (unless an Owner has provided evidence satisfactory to XLCA that it has previously paid such amount to the receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Final Order, in which case such payment shall be disbursed to the Trustee). XLCA hereby waives, and agrees not to assert, any and all rights to require the Trustee to make demand on or to proceed against any person, party or security prior to the Trustee demanding payment under this Policy.

      No defenses, set-offs and counterclaims of any kind available to XLCA so as to deny payment of any amount due in respect of this Policy will be valid and XLCA hereby waives, and agrees not to assert, any and all such defenses (including, without limitation, defense of fraud in the inducement or fact, or any other circumstances which would have the effect of discharging a surety in law or in equity), set-offs and counterclaims, including, without limitation, any such rights acquired by subrogation, assignment or otherwise. Upon any payment hereunder, in furtherance and not in limitation of XLCA's equitable right of subrogation and XLCA's rights under the Pooling and Servicing Agreement, XLCA will be subrogated to the rights of the Owner in respect of which such payment was made to receive any and all amounts due in respect of the obligations in respect of which XLCA has made a payment hereunder. Any rights of subrogation acquired by XLCA as a result of any payment made under this Policy shall, in all respects, be subordinate and junior in right of payment to the prior indefeasible payment in full of any amounts due the Owner on account of payments due under the Insured Obligations. Notwithstanding the foregoing, XLCA does not waive its rights to seek payment in full of all Reimbursement Amounts owed to it under the Pooling and Servicing Agreement or the Insurance and Indemnity Agreement.

      This Policy is neither transferable nor assignable, in whole or in part, except to a successor trustee duly appointed and qualified under the Pooling and Servicing Agreement. All Payment Notices and other notices, presentations, transmissions, deliveries and communications made by the Trustee to XLCA with respect to this Policy shall specifically refer to the number of this Policy and shall be made to XLCA at:

                  XL Capital Assurance Inc.
                  1221 Avenue of the Americas
                  New York, New York  10020
                  Attention:  Surveillance
                  Telephone:  (212) 478-3400
                  Facsimile:  (212) 478- 3597

or such other address, telephone number or facsimile number as XLCA may designate to the Trustee in writing from time to time. Each such Payment Notice and other notice, presentation, transmission, delivery and communication shall be effective only upon actual receipt by XLCA.

      The obligations of XLCA under this Policy are irrevocable, primary, absolute and unconditional, subject to satisfaction of the conditions for making a claim under this Policy, and neither the failure of any Person to perform any covenant or obligation in favor of XLCA (or otherwise), nor the commencement of any Insolvency Proceeding shall in any way affect or limit XLCA's obligations under this Policy. If a successful action or proceeding to enforce this Policy is brought by the Trustee, the Trustee shall be entitled to recover from XLCA costs and expenses reasonably incurred, including, without limitation, reasonable fees and expenses of counsel.

      This Policy and the obligations of XLCA hereunder shall terminate on the expiration of the Term of this Policy. This Policy shall be returned to XLCA by the Trustee upon the expiration of the Term of this Policy.

      The Property/Casualty Insurance Security Fund specified in Article 76 of the New York Insurance Law does not cover this Policy. The Florida Insurance Guaranty Association created under Part II of Chapter 631 of the Florida Insurance Code does not cover this Policy. In the event that XLCA were to become insolvent, the California Insurance Guaranty Association, established pursuant to Article 14.2 of Chapter 1 of Part 2 of Division 1 of the California Insurance Code excludes from coverage any claims arising under this Policy.

      THIS POLICY SHALL BE CONSTRUED, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED, IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION.

      In the event any term or provision of this Policy is inconsistent with the provisions of this Endorsement, the provisions of this Endorsement shall take precedence and be binding.

                 [Remainder of Page Intentionally Left Blank]

      IN WITNESS WHEREOF, XL Capital Assurance Inc. has caused this Endorsement to the Policy to be executed on the Effective Date.


      /s/ Linda Kobrin                     /s/ James W. Lundy, Jr.
      --------------------------           ---------------------------------
      Name:   Linda Kobrin                 Name:   James W. Lundy, Jr.
      Title:  Managing Director            Title:  Associate General Counsel

         Exhibit A to Financial Guaranty Insurance Policy No. CA03420A

XL Capital Assurance Inc.
1221 Avenue of the Americas
New York, New York  10020
Attention:  Surveillance

                                PAYMENT NOTICE
            UNDER FINANCIAL GUARANTY INSURANCE POLICY NO. CA03420A

      The Bank of New York, as Trustee (the "Trustee"), hereby certifies to XL Capital Assurance Inc. (XLCA) with reference to that certain Financial Guaranty Insurance Policy, No. CA03420A, dated November 30, 2006 together with the Endorsement attached thereto (the "Policy"), issued by XLCA in favor of the Trustee on behalf of the Owner under the Pooling and Servicing Agreement, as follows:

      1. The Trustee is the Trustee under the Pooling and Servicing Agreement and the Beneficiary of the Policy on behalf of each Owner.

      2. The Trustee is entitled to make a demand under the Policy pursuant to
Section 4.06 of the Pooling and Servicing Agreement.

      3. This notice relates to the [insert date] Distribution Date. The amount demanded is to be paid in immediately available funds to the [Specify Account] at [Identify Financial Institution Holding Account] account number [__________].

      [For a Payment Notice in respect of Insured Amounts, use paragraph 4.]

      4. The Trustee demands payment of $ ____________, which is the amount equal to (i) $_________, the excess, if any, of (a) the aggregate amount of Current Interest on the Class A Certificates net of any interest shortfalls resulting from Prepayment Interest Shortfalls and any interest shortfalls resulting from the application of the Relief Act, or similar state or local laws, regulations or ordinances over (b) the Class A Available Funds for such Distribution Date allocable to pay such Current Interest pursuant to the Pooling and Servicing Agreement, and (ii) $__________ the excess, if any, of
(A) the aggregate Certificate Principal Balance of the Class A Certificates over (B) the sum of the aggregate Stated Principal Balance of the Mortgage Loans and any amount on deposit in the Pre-Funding Account, in each case taking into account all distributions to be made on such Distribution Date.

      [For a Payment Notice in respect of an Avoided Payment use the following paragraphs [4] or [5].]

      [4.] The Trustee hereby represents and warrants, based upon information available to it, that (i) the amount entitled to be drawn under the Policy on the date hereof in respect of Avoided Payments is the amount paid (or to be paid simultaneously with such draw on the Policy) by the Owner on account of a Preference Event [$__________] (the "Preference Payment Amount") and (ii) the documents required by the Policy to be delivered in connection with such

Avoided Payment and Preference Payment Amount have previously been presented to XLCA or are attached hereto.

      [5.] The Trustee agrees that, following payment of funds by XLCA, it shall use reasonable efforts to ensure (a) that such amounts are applied directly to the payment of any Reimbursement Amount which is due for payment;
(b) that such funds are not applied for any other purpose; and (c) the maintenance of an accurate record of such payments in respect of each Insured Obligation and the corresponding claim on the Policy and the proceeds thereof.

      [5.] or [6.] The Trustee, on behalf of itself and the Owners, hereby assigns to XLCA all rights and claims (including rights of actions and claims in respect of securities laws violations or otherwise) of the Trustee and the Owners with respect to the Insured Obligations to the extent of any payments under the Policy. The foregoing assignment is in addition to, and not in limitation of, rights of subrogation otherwise available to XLCA in respect of such payments. The Trustee shall take such action and deliver such instruments as may be reasonably required by XLCA to effectuate the purposes of provisions of this Clause [5.] or [6.].

      [6.] or [7.] The Trustee, on behalf of itself and the Owners, hereby appoints XLCA as agent and attorney-in-fact for the Trustee and the Owners in any legal proceeding in respect of the Insured Obligations. The Trustee, on behalf of itself and the Owners, hereby (and without limiting the generality of the preceding sentence) agrees that XLCA may at any time during the continuation of any proceeding by or against any debtor with respect to which a Preference Claim (as defined below) or other claim with respect to the Insured Obligations is asserted under any Insolvency Proceeding, direct all matters relating to such Insolvency Proceeding, including, without limitation,
(a) all matters relating to any claim in connection with an Insolvency Proceeding seeking the avoidance as a preferential transfer of any payment made with respect to the obligations (a "Preference Claim"), (b) the direction of any appeal of any order relating to any Preference Claim and (c) the posting of any surety, supersede as or performance bond pending any such appeal. In addition, the Trustee, on behalf of itself and the Owners, hereby agrees that XLCA shall be subrogated to, and the Trustee, on behalf of itself and the Owners, hereby delegates and assigns, to the fullest extent permitted by law, the rights of the Trustee and the Owners in the conduct of any Insolvency Proceeding, including, without limitation, all rights of any party to an adversary proceeding or action with respect to any court order issued in connection with any such Insolvency Proceeding.



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

      Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

      IN WITNESS WHEREOF, this notice has been executed this ____ day of ______________, ____

                                    THE BANK OF NEW YORK, not in its individual capacity, but solely as Trustee for CWHEQ Home Equity Loan Trust, Series 2006-S7, Home Equity Loan Asset Backed Certificates, Series 2006-S7

                                    By:
                                        --------------------------------------
                                                 Authorized Officer

      Any Person Who Knowingly And With Intent To Defraud Any Insurance Company Or Other Person Files An Application For Insurance Or Statement Of Claim Containing Any Materially False Information, Or Conceals For The Purpose Of Misleading Information Concerning Any Fact Material Thereof Commits A Fraudulent Insurance Act, Which Is A Crime, And Shall Also Be Subject To A Civil Penalty Not To Exceed Five Thousand Dollars And The Stated Value Of The Claim For Each Such Violation

        Exhibit B to Financial Guaranty Insurance Policy, No. CA03420A

      Form of Assignment

      Reference is made to the Financial Guaranty Insurance Policy No. CA03420A, dated November 30, 2006 (together with the Endorsement attached thereto, the "Policy") issued by XL Capital Assurance Inc. (XLCA) relating to the CWHEQ Home Equity Loan Trust, Series 2006-S7, Home Equity Loan Asset Backed Certificates, Series 2006-S7, Class A Certificates. Unless otherwise defined herein, capitalized terms used in this Assignment shall have the meanings assigned thereto in the Policy including as incorporated by reference therein. In connection with the Avoided Payment of [$__________] [paid] [or] [sought to be recovered from] by the undersigned (the "Owner") on [__________] and the payment by XLCA in respect of such Avoided Payment pursuant to the Policy, the Owner hereby irrevocably and unconditionally, without recourse, representation or warranty (except as provided below), sells, assigns, transfers, conveys and delivers all of such Owner's rights, title and interest in and to any rights or claims, whether accrued, contingent or otherwise, which the Owner now has or may hereafter acquire, against any person relating to, arising out of or in connection with such Avoided Payment. The Owner represents and warrants that such claims and rights are free and clear of any lien or encumbrance created or incurred by such Owner.(1)


                                 ----------------------------------------------
                                 [Owner] [Trustee, as Owner's attorney-in-fact]



---------------------------
      (1) In the event that the terms of this form of assignment are reasonably determined to be insufficient solely as a result of a change of law or applicable rules after the date of the Policy to fully vest all of the Owner's right, title and interest in such rights and claims, the Owner or the Trustee, as Owner's attorney-in-fact, as the case may be, and XLCA shall agree on such other form as is reasonably necessary to effect such assignment, which assignment shall be without recourse, representation or warranty except as provided above.

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